                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------



                                    FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934








Date of report (Date of earliest event reported)       July 2, 1996
                                                       ------------------------


                            Pharmacia & Upjohn, Inc.
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               (Exact name of Registrant as Specified in Charter)


               Delaware                   1-11557                98-0155911
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      (State or Other Jurisdiction      (Commission           (I.R.S. Employer
            of Incorporation)           File Number)       Identification No.)


Knyvett House, The Causeway, Staines, Middlesex TW18 3BR, England.      (N/A)
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             (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code    44-181-956-0043
                                                      -------------------------

                                     (N/A)
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          In connection with the creation of the Registrant for the combination of Pharmacia AB and The Upjohn Company which was consummated on November 2, 1995, the Registrant appointed Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP ("KPMG") as joint independent public accountants for purposes of certifying the Registrant's consolidated financial statements. This joint appointment was made on an interim basis to facilitate the implementation of the combination until a decision could be made on the appointment of a single firm. The Registrant's Board of Directors, upon recommendation of its Audit Committee, has determined to appoint Coopers & Lybrand L.L.P. as the Registrant's certifying accountant.

          No disagreements between the Registrant and KPMG regarding matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure occurred in connection with the audits of the years ending December 31, 1994 and 1995, or during the period subsequent to December 31, 1995. The reports of KPMG on the Registrant's financial statements for the years ended December 31, 1994 and 1995 (which were issued jointly with Coopers & Lybrand L.L.P.) were unqualified.


ITEM 5.   OTHER EVENTS.

          Not applicable.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Not applicable.


ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.



Exhibit         Description
- -------         -----------
16.1            Letter from KPMG Peat Marwick regarding change
                in certifying accountant.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Pharmacia & Upjohn, Inc.
                                                  (Registrant)




                                             By /s/ Kenneth M. Cyrus
                                                -----------------------------
                                                Name: Kenneth M. Cyrus
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary




Dated: July 2, 1996